Filed Pursuant to Rule 497(k)
Registration No. 333-17391; 811-07959

Capital Advisors Growth Fund

Investor Class: CIAOX
(the “Fund”)

A series of Advisors Series Trust (the “Trust”)

Supplement dated July 8, 2026 to the
Summary Prospectus dated May 1, 2026

On May 3, 2026, Capital Advisors, Inc. (“Capital Advisors”) and Corient Private Wealth LP (“Corient”) entered into an asset purchase agreement pursuant to which Corient agreed to acquire substantially all of the assets of Capital Advisors, including its investment advisory contract with the Capital Advisors Growth Fund (the “Fund”), pursuant to the terms of the purchase agreement (the “Transaction”). The Transaction closed on June 29, 2026 (the “Closing”). Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction constituted an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between Advisors Series Trust (the “Trust”), on behalf of the Fund, and Capital Advisors (the “Previous Advisory Agreement”), resulting in its automatic termination upon the Closing. Consistent with the requirements of the 1940 Act, the Previous Advisory Agreement contained a provision that the agreement would terminate automatically in the event of its “assignment.”

To provide for continuity in the operation of the Fund, at a meeting of the Board of Trustees (the “Board”) of the Trust held on June 25, 2026, the Board approved an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Trust, on behalf of the Fund, and Segall Bryant & Hamill, LLC d/b/a CI SBH Asset Management (“SBH”), an affiliate of Corient, to serve as the interim investment adviser to the Fund. The Interim Advisory Agreement will be in effect for no longer than 150 days following the Closing of the Transaction, without prior approval of the Fund’s shareholders. The Interim Advisory Agreement has identical advisory fees for the Fund and has substantially similar terms and conditions to the Previous Advisory Agreement, and otherwise meets the requirements of Rule 15a-4 under the 1940 Act, including the escrowing of advisory fees, pending shareholder approval of a New Advisory Agreement (see definition below).

To continue to provide for continuity in the operation of the Fund beyond the 150-day interim period, at the Board meeting held on June 25, 2026, the Board unanimously approved a new investment advisory agreement with SBH with respect to the Fund (the “New Advisory Agreement”). After approval by the Board, the New Advisory Agreement also must be approved by shareholders of the Fund. A special meeting of shareholders will be held (the “Special Shareholder Meeting”), at which the Fund’s shareholders will be asked to consider the approval of the New Advisory Agreement. The terms of the New Advisory Agreement are substantially identical to the terms of the Previous Advisory Agreement, except for the investment adviser, dates of execution, effectiveness, and termination. The New Advisory Agreement will have the same investment management fee schedule for the Fund as under the Previous Advisory Agreement. Additionally, the expense limitation that is currently in place for the Fund’s total operating expenses will remain unchanged for at least one year from the effective date of the New Advisory Agreement. The expense limitation also remains unchanged from the effective date of the Interim Advisory Agreement and during its term.

Under the Interim Advisory Agreement, there are no changes to the Fund’s name, investment objective, policies, principal investment strategies or principal risks. Under the Interim Advisory Agreement, there is a change to the Fund’s portfolio management team, as detailed in this Supplement. Under the New Advisory Agreement there will be changes to the Fund’s name, principal investment strategies, principal risks, and the Fund’s shareholders will be asked to approve a change to the Fund’s classification from “diversified” to “non-diversified.” If shareholders approve the New Advisory Agreement with SBH, the name of the Fund will be changed to reflect the name of the new investment adviser and a change to the Fund’s principal investment strategies. The name of the Capital Advisors Growth Fund is expected to change to the SBH Equity Fund.

At its June 25, 2026 meeting, the Board also approved convening the Special Shareholder Meeting to ask the Fund’s shareholders to approve the New Advisory Agreement as well as the change to the Fund’s classification from “diversified” to “non-diversified.”

In the event the Fund’s shareholders do not ultimately approve the New Advisory Agreement, SBH will receive the lesser of any costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow), or the total amount in the escrow account (plus interest earned). Furthermore, if the Fund’s shareholders do not ultimately approve the New Advisory Agreement, SBH will no longer be able to serve as the investment adviser for the Fund upon the expiration of the Interim Advisory Agreement, and the Board will consider what actions may be appropriate for the Fund.

More detailed information about the Transaction and the proposals to be voted on at the Special Shareholder Meeting will be provided in a forthcoming proxy statement. If the Fund’s shareholders approve the New Advisory Agreement, SBH will continue serving as the Fund’s investment adviser pursuant to the New Advisory Agreement. A more complete description of the proposals, as well as information regarding the factors the Board considered in approving the New Advisory Agreement, will be provided in the proxy statement. When you receive your proxy statement, please review it and cast your vote so the Fund may avoid any future solicitations. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement. Your vote is important to the Fund.

Effective on June 29, 2026, the last sentence of the legend that appears at the top of the first page of the Summary Prospectus is revised as follows:

You can also get this information at no cost by calling 1-866-205-0523.

In addition, effective on June 29, 2026, Keith C. Goddard and Steven V. Sorrano no longer serve as portfolio managers of the Fund. Effective the same day, Suresh Rajagopal began serving as a portfolio manager of the Fund.

As of June 29, 2026, the section titled “Management” on Page 5 of the Fund’s Summary Prospectus is deleted in its entirety and replaced with the following:

Management

Investment Advisor. Segall Bryant & Hamill, LLC (d/b/a CI SBH Asset Management) is the investment advisor to the Fund.

Portfolio Manager. Suresh Rajagopal, CFA, Director of All Cap Strategies, is the portfolio manager responsible for the day-to-day management of the Fund. Mr. Rajagopal has managed the Fund since June 29, 2026.

Please retain this Supplement with your Summary Prospectus for future reference.

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